As filed with the Securities and Exchange Commission on November 1, 1996


                                                      Registration No. 33-80787
                                                              File No. 811-8484

-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    / X /

                          Pre-Effective Amendment No.                  /   /


                         Post-Effective Amendment No. 8                / X /


              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY      / X /
                                   ACT OF 1940

                                Amendment No. 11                       / X /

                        (Check appropriate box or boxes)

                           MENTOR INSTITUTIONAL TRUST
                   (Exact name of registrant as specified in charter)

                                  P.O. Box 1357
                            Richmond, Virginia 23286
                    (Address of principal executive offices)

       Registrant's Telephone Number, including Area Code (804) 782-3647

                                ---------------

                           PAUL F. COSTELLO, President
                              901 East Byrd Street
                            Richmond, Virginia 23219
                     (Name and address of agent for service)

                               -----------------

                                    Copy to:
                           TIMOTHY W. DIGGINS, Esquire
                                  ROPES & GRAY
                             One International Place
                           Boston, Massachusetts 02110

                                 --------------

It is proposed that this filing will become effective (check appropriate box):

/ X / immediately upon filing pursuant to paragraph (b)

/   / on [date] pursuant to para raph (b)

/   / 60 days after filing pursuant to paragraph (a)

/   / on (date) pursuant to paragraph (a)(1)

/   / 75 days after filing pursuant to paragraph (a)(2)

/   / on (date) pursuant to paragraph (a)(2) of Rule 485

      If appropriate, check the following box:

/   / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

      Mentor Institutional Trust registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 of the Investment Company Act of 1940. A Rule 24f-2 notice in respect of the SNAP Fund (the portfolio to which this amendment relates) was filed on August 23, 1996.

      THIS POST-EFFECTIVE AMENDMENT RELATES SOLELY TO THE SNAP FUND. NO INFORMATION RELATING TO ANY OTHER SERIES OF THE REGISTRANT IS AMENDED
OR SUPERSEDED HEREBY.

                           MENTOR INSTITUTIONAL TRUST
                                   SNAP FUND
                             CROSS REFERENCE SHEET

                          (as required by Rule 404(c))

Part A

     N-1A Item No.

     Location

1.   Cover Page............................Cover Page
2.   Synopsis..............................Cover Page; Expense summary

3.   Condensed Financial Information.......Financial highlights

4.   General Description of Registrant.....Cover Page; Investment objectives and policies; How the Fund values its
                                           shares; How distributions are made;
                                           Mentor Institutional Trust; Custodian
                                           and Transfer and Dividend Agent
5.   Management of the Fund................Investment  objectives and policies; Management of the Fund
5A.  Management's Discussion
       of Fund Performance.................Not Applicable
6.   Capital Stock and Other
       Securities..........................How the Fund values its shares;
                                           How distributions are made; How
                                           to participate in the Fund; How to
                                           redeem shares
7.   Purchase of Securities Being
       Offered.............................How to participate in the Fund;
                                           How to redeem shares

8.   Redemption or Repurchase..............How to participate in the Fund;
                                           How to redeem shares
9.   Pending Legal Proceedings.............Not Applicable

Part B

      N-1A Item No.

      Location

10.   Cover Page...........................Cover Page
11.   Table of Contents....................Cover Page

12.   General Information and History......Cover Page

13.   Investment Objectives and
        Policies...........................Investment Restrictions; Ratings
14.   Management of the Fund...............Management of the Trust
15.   Control Persons and Principal
        Holders of Securities..............Management of the Trust;
                                           Principal Holders of Securities
16.   Investment Advisory and Other
        Services...........................Management of the Trust;
                                           Investment Advisory and other
                                           Securities; Officers of
                                           Commonwealth; Independent
                                           Accountants; Custodian
17.   Brokerage Allocation.................Management of the Trust;
                                           Brokerage
18.   Capital Stock and Other
        Securities.........................Determination of Net Asset Value;
                                           Tax Status
19.   Purchase, Redemption and Pricing
        of Securities Being Offered........Management of the Trust;
                                           Determination of Net Asset Value
20.   Tax Status...........................Tax Status
21.   Underwriters.........................Not applicable
22.   Calculations of Yield Quotations
        of Money Market Funds..............Performance Information
23.   Financial Statements.................Financial Statements

Part C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

P R O S P E C T U S                                             November 1, 1996




                                    SNAP FUND

     SNAP Fund is a diversified, open-end "money-market" fund, seeking as high a rate of current income as Mentor Investment Advisors, LLC, its investment adviser ("Mentor Advisors"), believes is consistent with preservation of capital and maintenance of liquidity. The Fund currently offers its shares only to participants in the Commonwealth of Virginia State Non- Arbitrage Program (the "SNAP Program"). The Fund is a series of shares of Mentor Institutional Trust.

     An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

     This Prospectus sets forth concisely the information about the Fund and Mentor Institutional Trust that a prospective investor should know before investing. Please read this Prospectus and retain it for future reference. Investors can find more detailed information in the November 1, 1996 Statement of Additional Information (the "Statement"), as amended from time to time. For a free copy of the Statement, call 1-800-570-SNAP. The Statement has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. The Fund's address is P.O. Box 1357, Richmond, Virginia 23286-0109.

                           -------------------------

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
       ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT INSURED BY THE
           FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE
                          BOARD, OR ANY OTHER AGENCY.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
       AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
       THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
             ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESEN-
                 TATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Expense summary

             Expenses are one of several factors to consider when investing in the Fund. The following table summarizes an investor's maximum transaction costs from investing in the Fund and expenses the Fund expects to incur based on its last fiscal year. The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in the Fund over specified periods. Shares of the Fund are currently being offered to investors through the Commonwealth of Virginia State Non-Arbitrage Program (the "SNAP Program"). Only expenses incurred by the Fund are reflected in the tables and Example below; other expenses incurred by the SNAP Program, or by participants in the SNAP Program, are not reflected.

             Shareholder Transaction Expenses:
             Maximum Sales Load Imposed on Purchases                      None
             Maximum Sales Load Imposed on Reinvested Dividends           None
             Deferred Sales Load                                          None
             Redemption Fees                                              None
             Exchange Fee                                                 None

                   Annual Fund Operating Expenses:
                   (as a percentage of average net assets)

                      Management Fees                                    0.09%
                      12b-1 Fees                                         0.00%
                      Other Expenses                                     0.03%
                                                                         ----
                        Total Fund Operating Expenses                    0.12%
                                                                         ====


Example

                   An investment of $1,000 in the Fund would incur the following expenses, assuming 5% annual return and redemption at the end of each period:


                  1 year    3 years     5 years    10 years
                  ------    -------     -------    --------
                    $2        $4          $7         $16
                  ======    =======     =======    ========

         This information is provided to help investors understand the operating expenses of the Fund. The Example should not be considered a representation of future performance; actual expenses may be more or less than those shown.

Financial Highlights

         The financial highlights presented below for the Fund have been audited by KPMG Peat Marwick LLP, independent auditors. The report of KPMG Peat Marwick LLP is contained in the Fund's financial statements which are included in the Statement, and is incorporated into this prospectus by reference, and may be obtained by calling 1-800-570-SNAP. The Fund commenced operations as a registered investment company on July 24, 1995.

                                                                  Period from
                                                                  7/24/95 to
                                                                    6/30/96

Per Share Operating Performance                                      $1.00
Income from investment operations                                     0.05*
Net investment income                                                  -
Net realized gain on investments
     Total from investment operations                                 0.05

Distributions from net investment income                             (0.05)*

Net asset value, end or period                                       $1.00

Total Return                                                          5.29%

Ratios/Supplemental Data

Net assets, end of period (in thousands)                             $954,777

Ratio of expenses to average net assets                                 0.12%(a)

Ratio of net investment income to average
  net assets                                                            5.53%(a)

-----------------
(a) Annualized.

*Includes net realized capital gains which were under $0.01 per share.

Investment objective and policies

     SNAP Fund's investment objective is to seek as high a rate of current income as Mentor Advisors believes is consistent with preservation of capital and maintenance of liquidity. There can, of course, be no assurance that the Fund will achieve its investment objective. As a matter of policy, the Trustees will not change the Fund's investment objective without shareholder approval.

     The Fund will invest in a portfolio of high-quality short-term instruments consisting of any or all of the following:

o U.S. Government securities: U.S. Treasury bills, notes, and bonds, and securities unconditionally guaranteed as to payment of principal and interest by the United States or any agency of the United States.

o Obligations of the Commonwealth of Virginia and of its local governments and of other states: high-quality evidences of indebtedness of the Commonwealth of Virginia, and obligations of any county, city, town, district, authority, or other public body of the Commonwealth. The Fund may also invest in high-quality-obligations of any other state or of any county, city, town, or district located in any other state.

o Bankers' acceptances: negotiable drafts or bills of exchange, which have been "accepted" by a bank, meaning, in effect, that the bank has unconditionally agreed to pay the face value of the instrument on maturity. The Fund will only purchase bankers' acceptances issued by a bank organized in the U.S. or by a foreign bank with an agency domiciled in the U.S.

o Certificates of deposit and interest-bearing time deposits: of national banks or of banks chartered by the Commonwealth of Virginia or of banks chartered by other states and authorized to operate branches in the Commonwealth of Virginia (if such banks chartered by the Commonwealth or other states are under the supervision of the Commonwealth of Virginia and the deposits are secured as provided by the Virginia Security for Public Deposits Act). The amount of any deposit must be insured in its entirety by the Federal Deposit Insurance Corporation, except to the extent any such
     amount is collateralized by eligible collateral as prescribed by law.   Any
     time deposits made by the Fund must mature in seven days or less.

o Prime commercial paper: high-quality, short-term obligations issued by banks, corporations, and other issuers organized under the laws of the United States or of any state.

o Other short-term obligations: high-quality, short-term obligations of corporate issuers.

o Repurchase agreements: with respect to U.S. Government or agency securities. Under a repurchase agreement, the Fund purchases a U.S. Government security for a relatively short period (usually not more than one week) which the seller agrees to repurchase at a fixed time and price, representing the Fund's cost plus interest. The Fund will enter into repurchase agreements only with commercial banks having assets of more than $1 billion and with "primary dealers" in U.S. Government securities. Although Mentor Advisors will monitor repurchase agreement transactions to ensure that they will be fully collateralized at all times, the Fund bears a risk of loss if the other party defaults on its obligation and the Fund is delayed or prevented from exercising its rights to dispose of the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate. The Fund requires any U.S. Government securities serving as collateral for a repurchase agreement to be delivered to the Fund's custodian (or any approved subcustodian).


     The Fund will invest only in U.S. dollar-denominated high-quality securities and other U.S. dollar-denominated money market instruments meeting credit criteria which the Trustees believe present minimal credit risk. "High-quality securities" are (i) commercial paper or other short-term obligations rated A-1 by Standard & Poor's Corporation and P-1 by Moody's Investors Service, Inc., and (ii) other obligations rated AAA or AA by Standard & Poor's and Aaa or Aa by Moody's at the time of investment. The Fund will not purchase securities of any issuer (other than U.S. Government securities) if, immediately thereafter, more than 5% of the Fund's total assets would be invested in securities of that issuer (or 1% of the Fund's total assets, or $1 million, whichever is greater, if the securities of such issuer owned by the Fund are not rated in the highest rating category by a nationally recognized statistical rating organization), nor will the Fund make an investment in commercial paper if, immediately thereafter, more than 35% of its total assets would be invested in commercial paper.

       The Fund follows investment and valuation policies designed to maintain a stable net asset value of $1.00 per share, although there is no assurance that these policies will be successful. The Fund will maintain a dollar-weighted average maturity of 90 days or less and will not invest in securities with remaining maturities of more than one year. The Fund may invest in variable or floating-rate securities which bear interest at rates subject to periodic adjustment or which provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand.

     Considerations of liquidity and preservation of capital mean that the Fund may not necessarily invest in money market instruments paying the highest available yield at a particular time. Consistent with its investment objective, the Fund will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Fund may also invest to take advantage of what Mentor Advisors believes to be temporary disparities in yields of different segments of the high-quality money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations purchased by the Fund, may result in frequent changes in the Fund's portfolio. The Fund will not usually pay brokerage commissions in connection with the purchase or sale of portfolio securities.

     The Fund's portfolio will be affected by general changes in interest rates resulting in increases or decreases in the values of the obligations held by the Fund. The value of the securities in the Fund's portfolio can be expected to vary inversely to the changes in prevailing interest rates.

Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

     The Fund will not lend money, other than by investment in the instruments described above and through entry into repurchase agreements, nor will it borrow money or pledge, hypothecate, or mortgage its assets. The Fund will not invest in securities of an issuer if any employee of the Fund or Mentor Advisors (or, to the knowledge of the Fund or Mentor Advisors, any affiliated person of the Fund or Mentor Advisors) is an officer or director of that issuer or holds 10% of the outstanding voting securities of that issuer, unless the investment is approved or ratified by the Trustees.

     The Fund will not be responsible for determining whether income or gains from any investment by the Fund will be excludable from the income of participants in the SNAP Program for tax purposes, or will otherwise be subject to or exempt from taxation under federal or state law or be subject to rebate by participants under federal law.

                              -------------------

     All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Management of the Fund

     The Trustees of Mentor Institutional Trust are responsible for generally overseeing the conduct of the Trust's business. Mentor Investment Advisors, LLC, located at 901 East Byrd Street, Richmond, Virginia 23219, acts as investment adviser to the Fund pursuant to a Management Contract between the Fund and Mentor Advisors. Mentor Advisors is the successor to Commonwealth Investment Counsel, Inc. Subject to the general oversight of the Trustees, Mentor Advisors, as investment adviser, manages the Fund's portfolio in accordance with the stated policies of the Fund. Mentor Advisors makes investment decisions for the Fund and places the purchase and sale orders for the Fund's portfolio transactions. A team of investment professionals manages the Fund for Mentor Advisors. As compensation for Mentor Advisors' services under the Management Contract, the Fund pays a fee, accrued daily and paid monthly, at the following annual rate: .09% of the first $500 million of average net assets; .08% of the next $250 million; .07% of the next $250 million; .06% of the next $250 million; and .05% of any amount over $1.25 billion. Mentor Advisors is a wholly owned subsidiary of Mentor Investment Group, LLC, which is in turn a subsidiary of Wheat First Butcher Singer, Inc. ("Wheat First Butcher Singer"). Wheat First Butcher Singer, through other subsidiaries, also engages in securities brokerage, investment banking, and related businesses. Mentor Advisors, along with its affiliates, currently has assets under management of approximately $4 billion, and serves as investment adviser to twenty-one separate portfolios in the Mentor Family of Funds, including the Fund.

The Fund pays all of its own expenses, including, among other things, Trustees' fees, and auditing, legal, and custodial expenses.

How the Fund values its shares

     The Fund values its shares twice each day, once at 12:00 noon and again at the close of regular trading on the New York Stock Exchange. The Fund's investments are valued at amortized cost according to Securities and Exchange Commission Rule 2a-7. The Fund will not normally have unrealized gains or losses so long as it values its investments by the amortized cost method.

How distributions are made

     The Fund declares all of its net interest income as a distribution on each day the New York Stock Exchange is open for business, as a dividend to shareholders of record immediately prior to the close of regular trading on the Exchange. Shareholders who purchase shares of the Fund as of 12:00 noon on any day will receive the dividend declared by the Fund for that day; shareholders who purchase shares after 12:00 noon will begin earning dividends on the day after the Fund accepts their order. The Fund's net income for Saturdays, Sundays, and holidays is declared as a dividend on the preceding business day. Dividends for any month will be paid on the last day of that month (or, if that day is not a business day, on the preceding business day), except that the Fund's schedule for payment of dividends during the month of December may be adjusted to assist in the Fund's tax reporting and distribution requirements. All distributions will be reinvested automatically in Fund shares as of the payment date, unless the shareholder instructs the Fund to pay distributions to it in cash. Since the net income of the Fund is declared as dividend each time it is determined, the net asset value per share of the Fund normally remains at $1 per share immediately after each determination and dividend declaration.

     The Fund intends to qualify as a "regulated investment company" for federal income tax purposes to be relieved of federal taxes on income and gains it distributes to shareholders. The Fund will distribute substantially all of its net investment income and capital gain net income on a current basis. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, or local taxes.

How to participate in the Fund

     Shares of the Fund are currently being offered only to participants in the Commonwealth of Virginia State Non-Arbitrage Program (the "SNAP Program"). Participants in the SNAP Program wishing to purchase shares of the Fund should consult the Information Statement of the SNAP Program, as it may be amended from time to time (the "Information Statement"), or should contact the SNAP Program directly, for information as to the procedures they should follow in order to purchase shares of the Fund through the Program.

     All Fund shares owned beneficially by participants in the SNAP Program are owned of record by the Treasury Board, an agency of the Commonwealth of Virginia, for the benefit of participants. Because the Treasury Board will be the record owner of all shares of the Fund owned beneficially by SNAP Program participants, a Program participant should follow the procedures described in the Information Statement of the SNAP Program to ensure that all instructions as to any investment by it in the Fund -- including instructions as to the purchase or sale of shares of the Fund -- are timely carried out by the SNAP Program.


     Purchase orders; purchase price. The Fund offers its shares continuously at a price of $1.00 per share. Shares of the Fund are sold at the net asset value next determined after a purchase order is received by the Fund from the SNAP Program. The Fund determines its net asset value each day the New York Stock Exchange is open at 12:00 noon and as of the close of the Exchange. Purchase orders that are received prior to 12:00 noon on a particular day are priced according to the net asset value determined at that time, and the shares purchased at that time will earn the dividend declared for that day. Purchase orders that are received after 12:00 noon are priced based on the net asset value determined as of the close of the Exchange on that day, and begin to earn dividends on the next day.


     Because the Fund seeks to be fully invested at all times, investments must be in Same Day Funds to be accepted. "Same Day Funds" are funds credited by the applicable regional Federal Reserve Bank to the account of the Fund at Central Fidelity National Bank. A participant in the SNAP Program wishing to invest in the Fund must ensure that Central Fidelity National Bank, as Depository for the SNAP Program, receives Same Day Funds at or prior to the time the participant wishes to invest in the Fund. Consult the Information Statement or contact the investment manager for the SNAP Program directly for information.

How to redeem shares

     Shares of the Fund may be redeemed on any day when the New York Stock Exchange is open. Redemptions will be effected at the net asset value per share of the Fund next determined after receipt of the redemption request in good order. Shares redeemed at the Fund's 12:00 noon price do not earn the income dividend declared on the day of redemption. Participants should consult the Information Statement or contact the SNAP Program directly to ensure that all necessary steps are taken to effect the timely redemption of their shares.

     Redemptions by check. SNAP Program participants may elect to have a special checking account with Central Fidelity National Bank. Checks may be drawn on the account for any amount. Upon receipt of a completed signature card, Central Fidelity National Bank will provide the participant with a supply of checks drawn on the account. Additional supplies of checks are available, upon request. When a check is presented to Central Fidelity National Bank, a number of shares in the Fund owned beneficially by the checkwriter will be redeemed in order to pay the full amount of the check.

     Redemption by check is not appropriate for a complete liquidation of an account. If the amount of a redemption check is greater than the value of the shares owned beneficially by the checkwriter, the check will be returned to the depositor due to an insufficient account balance. The checkwriting privilege may be suspended at any time. Consult the Information Statement or contact the SNAP Program for additional information.

                                ---------------

     The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind if the Trustees determine it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities.

     If shares of the Fund to be redeemed represent an investment made by check, the Fund reserves the right not to transmit the redemption proceeds to the shareholder until the check has been collected which may take up to 15 days after the purchase date.

Mentor Institutional Trust

     Mentor Institutional Trust is a Massachusetts business trust organized on February 8, 1994. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

     The Trust is a series management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Trust may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Trust's shares are currently divided into five series, one representing the Fund, the others representing other funds with varying investment objectives and policies. Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when required by law or determined by the Trustees. Shares of the Fund are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

     In the interest of economy and convenience, the Fund will not issue certificates for its shares except at the shareholder's request.

Custodian and Transfer and Dividend Agent

     Central Fidelity National Bank serves as the Fund's custodian and transfer and dividend agent. The address of Central Fidelity National Bank is 1021 East Cary Street, P.O. Box 27602, Richmond, Virginia 23261.

Performance Information

     The Fund's "yield" is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the Fund over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The Fund's "effective yield" represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.


     Past performance does not predict future results. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles. The Fund's yield does not reflect any expenses incurred by the SNAP Program, or by participants in the SNAP Program.

SNAP Fund

Prospectus

An Open-End Management
Investment Company

November 1, 1996

                                    SNAP FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                November 1, 1996


         SNAP Fund (the "Fund") is a series of shares of beneficial interest of Mentor Institutional Trust (the "Trust"), a series investment company. Prior to July, 1995, the Fund was known as the Mentor Limited Duration Portfolio and had no shares outstanding. This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Fund dated November 1, 1996. A copy of the prospectus can be obtained upon request made to Mentor Investment Group, LLC ("Mentor") at P.O. Box 1357, Richmond, Virginia 23286-0109, or by calling Mentor at 1-800-570-SNAP.

                                TABLE OF CONTENTS

         CAPTION                                          PAGE

INVESTMENT RESTRICTIONS......................................2
MANAGEMENT OF THE TRUST......................................4
PRINCIPAL HOLDERS OF SECURITIES..............................7
INVESTMENT ADVISORY AND OTHER SERVICES.......................7
BROKERAGE....................................................8
DETERMINATION OF NET ASSET VALUE............................10
TAX STATUS..................................................12
INDEPENDENT ACCOUNTANTS.....................................13
CUSTODIAN...................................................13
PERFORMANCE INFORMATION.....................................14
SHAREHOLDER LIABILITY.......................................14
OFFICERS OF COMMONWEALTH....................................14
RATINGS  ...................................................15
FINANCIAL STATEMENTS........................................17

                             INVESTMENT RESTRICTIONS

         As fundamental investment restrictions, which may not be changed with respect to the Fund without approval by the holders of a majority of the outstanding shares of the Fund, the Fund may not:

         1. Purchase any security (other than U.S. Government securities) if as a result: (i) as to 75% of the Fund's total assets, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer, or
                  (ii) more than 25% of the Fund's total assets would be invested in a single industry, except that the Fund may invest up to 100% of its assets in securities of issuers in the banking industry.

         2.       Acquire more than 10% of the voting securities of any issuer.

         3. Act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         4. Issue any class of securities which is senior to the Fund's shares of beneficial interest.

         5. Purchase or sell securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions). (Margin payments in connection with transactions in futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.)

         6. Purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate or real estate limited partnership interests. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

         7. Borrow money in excess of 5% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes.

         8. Pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by these investment restrictions.

         9. Purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions.

         10. Make loans, except by purchase of debt obligations or other instruments in which the Fund may invest consistent with its investment policies or by entering into repurchase agreements.

         In addition, it is contrary to the current policy of the Fund, which policy may be changed without shareholder approval, to:

         1. Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 10% of the Fund's net assets (taken at current value) would then be invested in securities described in (a), (b), and (c).

         2. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation, or other acquisition.

         All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in a prospectus with respect to the Fund, the other investment policies described in this Statement or in a prospectus are not fundamental and may be changed by approval of the Trustees. As a matter of policy, the Trustees would not materially change the Fund's investment objective without shareholder approval.

         The Investment Company Act of 1940, as amended (the "1940 Act"), provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                             MANAGEMENT OF THE TRUST

         The following table provides biographical information with respect to each Trustee and officer of the Trust. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk.

                                Position Held     Principal Occupation
Name and Address                with Fund         During Past 5 Years
----------------                ---------         -------------------
Stanley F. Pauley               Trustee           Chairman and Chief Executive
                                                  Officer, E.R. Carpenter
                                                  Company Incorporated; Trustee,
                                                  The Mentor Funds; Trustee,
                                                  Cash Resource Trust.

Louis W. Moelchert, Jr.         Trustee           Vice President of Business and
                                                  Finance, University of
                                                  Richmond; Trustee, The Mentor
                                                  Funds and Cash Resource Trust;
                                                  Director, America's Utility
                                                  Fund, Inc.

Thomas F. Keller                Trustee           Dean, Fuqua School of
                                                  Business, Duke University;
                                                  Trustee, The Mentor Funds;
                                                  Trustee, Cash Resource Trust.

Arnold H. Dreyfuss              Trustee           Retired.  Formerly, Chairman
                                                  and Chief Executive Officer,
                                                  Hamilton Beach/Proctor-Silex,
                                                  Inc.; Trustee, The Mentor
                                                  Funds; Trustee, Cash Resource
                                                  Trust.

*Daniel J. Ludeman              Chairman;         Chairman and Chief Executive
                                Trustee           Officer since July 1991,
                                                  Mentor Investment Group, LLC;
                                                  Managing Director of Wheat,
                                                  First Securities, Inc. since
                                                  August 1989; Managing Director
                                                  of Wheat First Butcher Singer,
                                                  Inc. since June 1991;
                                                  Director, Wheat, First
                                                  Securities, Inc., Mentor
                                                  Income Fund, Inc. and
                                                  America's Utility Fund, Inc.;
                                                  Chairman and Trustee, Cash
                                                  Resource Trust.




                                                      -4-






Troy A. Peery, Jr.              Trustee           President, Heilig-Meyers
                                                  Company. Trustee, The Mentor
                                                  Funds; Trustee, Cash Resource
                                                  Trust.

Paul F. Costello                President         Managing Director, Wheat First
                                                  Butcher Singer, Inc. and
                                                  Mentor Investment Group, LLC;
                                                  President, The Mentor Funds,
                                                  Mentor Income Fund, Inc., and
                                                  Cash Resource Trust; Director,
                                                  Mentor Investment Advisors, LLC;
                                                  Executive Vice President and Chief
                                                  Administrative Officer,
                                                  America's Utility Fund, Inc.;
                                                  Director, Mentor Perpetual
                                                  Advisors, LLC and Mentor Trust
                                                  Company; formerly, President,
                                                  Mentor Series Trust; Director,
                                                  President and Chief Executive
                                                  Officer, First Variable Life
                                                  Insurance Company; President
                                                  and Chief Financial Officer,
                                                  Variable Investors Series
                                                  Trust; President and
                                                  Treasurer, Atlantic Capital &
                                                  Research, Inc.; Vice President
                                                  and Treasurer, Variable Stock
                                                  Fund, Inc., Monarch Investment
                                                  Series Trust, and GEICO Tax
                                                  Advantage Series Trust; Vice
                                                  President, Monarch Life
                                                  Insurance Company, GEICO
                                                  Investment Services Company,
                                                  Inc., Monarch Investment
                                                  Services Company, Inc. and
                                                  Springfield Life Insurance
                                                  Company.

Terry L. Perkins                Treasurer         Senior Vice President, Mentor
                                                  Investment Group, LLC;
                                                  Treasurer, Cash Resource
                                                  Trust, Mentor Income Fund
                                                  Inc., The Mentor Funds, and
                                                  America's Utility Fund;
                                                  formerly, Treasurer and
                                                  Comptroller, Ryland Capital
                                                  Management, Inc.

                                                      -5-







Michael Wade                    Assistant         Associate Vice President,
                                Treasurer         Mentor Investment Group, LLC
                                                  since April 1994; Assistant
                                                  Treasurer, Cash Resource
                                                  Trust, Mentor Income Fund,
                                                  Inc., The Mentor Funds, and
                                                  America's Utility Fund;
                                                  formerly, Senior Accountant,
                                                  Wheat First Butcher Singer,
                                                  Inc., April 1993 through March
                                                  1994; Audit Senior, BDO
                                                  Seidman, July 1989 through
                                                  March 1993.

John M. Ivan                    Clerk             Managing Director since
                                                  October 1992, Director of
                                                  Compliance since October 1992,
                                                  Senior Vice President from
                                                  1990 to October 1992, and
                                                  Assistant General Counsel
                                                  since 1985, Wheat, First
                                                  Securities, Inc.; Clerk, Cash
                                                  Resource Trust; Secretary, The
                                                  Mentor Funds.

         The table below shows the fees paid to each Trustee by the Trust for the current fiscal year and the fees paid to each Trustee by all funds in the Mentor family (including the Trust) during the 1995 calendar year.

                                                         Total compensation
                               Aggregate compensation           from all
Trustees                            from the Trust           complex funds

Daniel J. Ludeman                      $    0                      --
Arnold H. Dreyfuss                        200                  17,200
Thomas F. Keller                          175                  14,700
Louis W. Moelchert, Jr.                   200                  16,700
Stanley F. Pauley                         200                  16,675
Troy A. Peery, Jr.                        175                  16,175

-------------

         The Trustees do not receive pension or retirement benefits from the Trust.

         The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

                         PRINCIPAL HOLDERS OF SECURITIES

         As of September 30, 1996, the officers and Trustees of the Trust owned as a group less than one percent of the outstanding shares of the Fund. To the knowledge of the Fund, no person owns beneficially more than 5% of the outstanding shares of the Fund as of that date, except as follows:



                        City of Chesapeake
                        P.O. Box 15245
                        Chesapeake, VA 23328-5245

                        Total Number of Shares: 155,033,021.05
                        Percentage of Ownership: 18.34%


                        Department of Treasury
                        Commonwealth of Virginia
                        P.O. Box 1879
                        Richmond, VA 23215-1879

                        Total Number of Shares: 53,672,254.80
                        Percentage of Ownership: 6.35%







                     INVESTMENT ADVISORY AND OTHER SERVICES

         Mentor Investment Advisors, LLC ("Mentor Advisors") acts as investment adviser to the Fund pursuant to a Management Contract with the Trust. Subject to the supervision and direction of the Trustees, Mentor Advisors, as investment adviser, manages the Fund's portfolio in accordance with the stated policies of the Fund and of the Trust. Mentor Advisors makes investment decisions for the Fund and places the purchase and sale orders for portfolio transactions. Mentor Advisors bears all expenses in connection with the performance of its services. In addition, Mentor Advisors pays the salaries of all officers and employees who are employed by it and the Trust.


         Mentor Advisors provides the Trust on behalf of the Fund with investment officers who are authorized to execute purchases and sales of securities. Investment decisions for the Fund and for the other investment advisory clients of Mentor Advisors and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Mentor Advisors' opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. In the case of short-term investments, the Treasury area of Wheat First Butcher Singer handles purchases and sales under guidelines approved by investment officers of the Trust. Mentor Advisors employs professional staffs of portfolio managers who draw upon a variety of resources for research information for the Fund.

         The proceeds received by the Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more series of the Trust, including the Fund, may be allocated in proportion to the net asset values of the respective series except where allocations of direct expenses can otherwise be fairly made.

         Expenses incurred in the operation of the Fund or otherwise allocated to the Fund, including but not limited to taxes, interest, brokerage fees and commissions, fees to Trustees who are not officers, directors, stockholders, or employees of Wheat First Butcher Singer and subsidiaries, SEC fees and related expenses, state Blue Sky qualification fees, charges of the custodian and transfer and dividend disbursing agents, outside auditing, accounting, and legal services, investor servicing fees and expenses, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges and charges relating to corporate matters are borne by the Fund.

         The Management Contract entered into by the Trust in respect of the Fund is subject to annual approval commencing in 1997 by (i) the Trustees or
(ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or Mentor Advisors, by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Contract is terminable without penalty, on not more than sixty days' notice and not less than thirty days' notice, by the Trustees, by vote of the holders of a majority of the Fund's shares, or by Mentor Advisors, as applicable.


         For the fiscal period ended June 30, 1996, the Fund paid Mentor Advisors $667,271 pursuant to the Management Contract.

                                    BROKERAGE

         Transactions on U.S. stock exchanges, commodities markets, and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by the Fund investing primarily in certain fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, the Fund would not ordinarily pay significant brokerage commissions with respect to securities transactions.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")), from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Mentor Advisors receives brokerage and research services and other similar services from many broker-dealers with which it places the Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by Mentor Advisors managers and analysts. Where the services referred to above are not used exclusively by Mentor Advisors for research purposes, Mentor Advisors, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to its non-research use. Some of these services are of value to Mentor Advisors and its affiliates in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund.


         Mentor Advisors places all orders for the purchase and sale of portfolio investments for the Fund and buys and sells investments for the Fund through a substantial number of brokers and dealers. Mentor Advisors seeks the best overall terms available for the Fund, except to the extent Mentor Advisors may be permitted to pay higher brokerage commissions as described below. In doing so, Mentor Advisors, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.


         As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Mentor Advisors may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to Mentor Advisors an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Mentor Advisors' authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. Mentor Advisors does not currently intend to cause the Fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Mentor Advisors will use its best efforts to obtain the best overall terms available with respect to such transactions, as described above.


         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to such other policies as the Trustees may determine, Mentor Advisors may consider sales of shares of the Fund (and, if permitted by law, of other Mentor funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

                        DETERMINATION OF NET ASSET VALUE

         The Trust determines net asset value per share of the Fund twice each day the New York Stock Exchange (the "Exchange") is open, once at 12:00 noon and again at the close of regular trading on the New York Stock Exchange. Currently, the Exchange is closed Saturdays, Sundays, and the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving, and Christmas.

         The valuation of the Fund's portfolio securities is based upon its amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. By using amortized cost valuation, the Fund seeks to maintain a constant net asset value of $1.00 per share, despite minor shifts in the market value of its portfolio securities. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of the Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based on market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he purchased shares of the Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply on a day when the use of amortized cost by the Fund resulted in a higher aggregate portfolio value. However, as a result of certain procedures adopted by the Trust, the Trust believes any difference will normally be minimal.

         The valuation of the Fund's portfolio instruments at amortized cost is permitted in accordance with Securities and Exchange Commission Rule 2a-7 and certain procedures adopted by the Trustees. Under these procedures, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest in securities determined by the Trustees to be of high quality with minimal credit risks. The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. These procedures include review of the Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Fund's net asset value calculated by using readily available market quotations deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation may result in material dilution or is otherwise unfair to existing shareholders, they will take such corrective action as they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity; withholding dividends; redemption of shares in kind; or establishing a net asset value per share by using readily available market quotations.

         Since the net income of the Fund is declared as a dividend each time it is determined, the net asset value per share of the Fund remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of the Fund in the shareholder's account on the last day of each month (or, if that day is not a business day, on the next business day). It is expected that the Fund's net income will be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of the Fund determined at any time is a negative amount, the Fund will offset such amount allocable to each then shareholder's account from dividends accrued during the month with respect to such account. If at the time of payment of a dividend by the Fund (either at the regular monthly dividend payment date, or, in the case of a shareholder who is withdrawing all or substantially all of the shares in an account, at the time of withdrawal), such negative amount exceeds a shareholder's accrued dividends, the Fund will reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the Fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by its investment in the Fund.

         Should the Fund incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the Fund's income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which the shares are held and receiving upon redemption a price per share lower than that which was paid.

                                   TAX STATUS

         The Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

         As a regulated investment company qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to shareholders. As a series of Massachusetts business trust, the Fund will not under present law be subject to any excise or income taxes in Massachusetts.

         In order to qualify as a "regulated investment company," the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock and securities and certain options, futures contracts, forward contracts, and foreign currencies) held less than three months; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses. In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, the Fund must in general distribute at least 90% of its interest, dividends, net short-term capital gain, and certain other income each year.

         An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

         The Fund is required to withhold 31% of all income dividends and capital gain distributions, and 31% of the gross proceeds of all redemptions of Fund shares, in the case of any shareholder who does not provide a correct taxpayer identification number, about whom the Fund is notified that the shareholder has under reported income in the past, or who fails to certify to the Fund that the shareholder is not subject to such withholding. Tax-exempt shareholders are not subject to these back-up withholding rules so long as they furnish the Fund with a proper certification.

         As stated above, it is a policy of the Fund to meet the requirements of the code to qualify as a regulated investment company that is taxed pursuant to Subchapter M of the Code. One of these requirements is that less than 30% of the Fund's gross income must be derived from gains from sale or other disposition of securities held for less than three months. Accordingly, the Fund will be restricted in selling securities held or considered under Code rules to have been held less than three months.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to state and federal taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

                             INDEPENDENT ACCOUNTANTS

         KPMG Peat Marwick LLP, located at 99 High Street, Boston, Massachusetts 02110, are the Trust's independent auditors, providing audit services, tax return review, and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The audited financial statements incorporated by reference into or included in the Fund's prospectus and Statement of Additional Information have been so included and incorporated in reliance upon the report of KPMG Peat Marwick LLP, the independent auditors, given on the authority of said firm as experts in auditing and accounting.

                                    CUSTODIAN

         The custodian of the Fund, Central Fidelity National Bank, is located at 1021 East Cary Street, P.O. Box 27602, Richmond, Virginia 23261. Its responsibilities include generally safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments.

                             PERFORMANCE INFORMATION

         The yield of the Fund is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the Fund over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The Fund's effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result. Based on the seven-day period ended June 30, 1996, the Fund's yield was 5.30% and its effective yield was 5.44%.

         All data for the Fund is based on past performance and does not predict future results.

                              SHAREHOLDER LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

                            OFFICERS OF COMMONWEALTH

R. Preston Nuttall, CFA     Managing Director, Director of Cash Management and
                            Portfolio Manager

Mr. Nuttall has more than thirty years of investment management experience. Prior to Commonwealth, he led short-term fixed-income management for fifteen years at Capitoline Investment Services, Inc. He has his undergraduate degree in economics from the University of Richmond and his graduate degree in finance from the Wharton School at the University of Pennsylvania.

Hubert R. White III         Vice President, Portfolio Manager

Mr. White has twelve years of investment management experience. Prior to joining Commonwealth, he served for five years as portfolio manager with Capitoline Investment Services. He has his undergraduate degree in business from the University of Richmond.

Kathryn T. Allen            Vice President, Portfolio Manager

Ms. Allen has fifteen years of investment management experience and specializes in tax-free trades. Prior to joining Commonwealth, Ms. Allen was portfolio group manager at PNC Institutional Management Corporation. She has her undergraduate degree in commerce and business administration from the University of Alabama.

                                     RATINGS

A-1 and Prime-1 Commercial Paper Ratings

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by S&P. Commercial paper rated A-1 by S&P has the following characteristics:

         o         liquidity ratios are adequate to meet cash requirements;

         o         long-term senior debt is rated "A" or better;

         o the issuer has access to at least two additional channels of borrowing;

         o basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

         o typically, the issuer's industry is well established and the issuer has a strong position within the industry; and

         o         the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by S&P to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:

         o         evaluation of the management of the issuer;

         o economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

         o evaluation of the issuer's products in relation to competition and customer acceptance;

         o         liquidity;

         o         amount and quality of long-term debt;

         o         trend of earnings over a period of ten years;

         o financial strength of parent company and the relationships which exist with the issuer; and

         o recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                              FINANCIAL STATEMENTS

SNAP Fund
Portfolio of Investments
June 30, 1996


                                                 Percent of           Principal         Value
                                                 Net Assets            Amount          (Note 2)
Bankers Acceptances                                   19.04%
  Bank of Montreal
       5.30%, 7/5/96                                                   $16,000,000     $15,990,578
       5.29%, 7/15/96                                                   10,000,000       9,979,428
  Chase Manhattan Bank
       5.30%, 7/3/96 - 8/14/96                                           8,516,757       8,501,264
       5.36%, 8/13/96                                                    5,828,023       5,790,711
       5.21%, 8/26/96                                                    8,000,000       7,935,165
       5.36%, 8/29/96                                                    5,219,372       5,173,523
       5.31%, 9/25/96                                                    4,042,500       3,991,221
  Citibank, 5.28%, 7/1/96                                                8,050,000       8,050,000
  Corestates Bank
       5.35%, 7/22/96                                                    2,000,000       1,993,758
       5.23%, 8/23/96                                                    5,000,000       4,961,502
       5.20%, 9/11/96                                                    5,000,000       4,948,000
       5.29%, 9/25/96                                                    5,000,000       4,936,814
       5.32%, 10/21/96 - 10/25/96                                       15,000,000      14,745,822
  First National Bank of Chicago, 5.06%, 7/29/96                         5,000,000       4,980,322
  First Union Bank, 5.30%, 8/28/96                                      11,500,000      11,401,803
  Mellon Bank
       5.20%, 7/3/96                                                     3,000,000       2,999,133
       5.37%, 8/2/96                                                    12,200,000      12,141,765
       5.47%, 11/1/96 - 11/25/96                                        16,500,000      16,146,045
  Nationsbank Corporation
       4.90%, 7/10/96                                                    6,000,000       5,992,650
       5.31%, 7/30/96 - 11/15/96                                        19,625,000      19,292,148
       5.26%, 9/11/96                                                   10,000,000       9,894,800
       5.33%, 10/7/96                                                    2,000,000       1,970,981
---------------------------------------------------------------------------------------------------
Total Bankers Acceptances                                                              181,817,433
---------------------------------------------------------------------------------------------------


Commercial Paper                                      35.08%
  American Express, 5.28%, 8/15/96                                         700,000         695,380
  AT&T, 5.28%, 8/15/96                                                     700,000         695,380
  Bear Sterns Companies, Inc., 5.35%, 7/15/96                           26,000,000      25,945,906
  CS First Boston Group, 5.29%, 7/24/96                                 40,000,000      39,864,811
  Ford Motor Credit, 5.32%, 7/8/96                                      20,000,000      19,979,311
  General Electric
       5.24%, 8/30/96                                                   20,000,000      19,825,333
       5.30%, 11/29/96                                                     345,000         337,330
       5.36%, 1/15/97                                                   20,000,000      19,410,400
  Greenwich Funding Group (a)
       5.34%, 7/1/96                                                    20,000,000      20,000,000
       5.40%, 7/15/96                                                   20,000,000      19,958,000


SNAP Fund
Portfolio of Investments
June 30, 1996


                                                 Percent of           Principal         Value
                                                 Net Assets            Amount          (Note 2)


Commercial Paper (continued)
  Internationale Nederland
       5.28%, 7/1/96                                                    $7,600,000      $7,600,000
       5.41%, 9/17/96                                                    9,500,000       9,388,644
       5.42%, 9/19/96                                                   17,000,000      16,795,244
  Merrill Lynch
       5.33%, 8/5/96 - 8/15/96                                          20,700,000      20,591,697
       5.28%, 11/15/96                                                  10,000,000       9,799,067
  Morgan Stanley Group Inc.
       5.33%, 7/12/96                                                   10,000,000       9,983,714
       5.27%, 7/30/96                                                   30,000,000      29,872,642
  National Rural Utilities, 5.30%, 7/2/96                               20,000,000      19,997,056
  Rincon Securities, Inc.
       5.30%, 7/29/96                                                   15,000,000      14,938,167
       5.31%, 7/30/96                                                   12,000,000      11,948,670
       5.38%, 8/29/96                                                    7,000,000       6,938,279
  Societe Generale, 5.38%, 2/7/97                                       10,000,000       9,670,035
  Walt Disney Company, 5.29%, 8/15/96                                      700,000         695,371
---------------------------------------------------------------------------------------------------
Total Commercial Paper                                                                 334,930,437
---------------------------------------------------------------------------------------------------

Corporate Notes                                       24.92%
  Bank of America, 5.45%, 9/24/96                                       30,000,000      30,000,000
  Fifth Third Bank
       5.39%, 8/16/96                                                   16,000,000      16,000,000
       5.38%, 10/21/96                                                  29,000,000      28,988,873
  First of America, 4.98%, 12/19/96                                     35,000,000      34,905,664
  First Union Bank, 5.37%, 8/1/96                                       28,000,000      28,000,000
  National Bank of Detroit, 5.01%, 7/15/96                              20,000,000      20,000,000
  State Street Bank & Trust, 5.31%, 7/8/96                              40,000,000      40,000,000
  Wachovia Bank
       5.31%, 7/3/96                                                    20,000,000      20,000,000
       5.34%, 7/19/96 - 7/24/96                                         20,000,000      20,000,000
---------------------------------------------------------------------------------------------------
Total Corporate Notes                                                                  237,894,537
---------------------------------------------------------------------------------------------------

U.S. Government Securities and Agencies               12.76%
  Federal Home Loan Bank
       5.01%, 7/24/96                                                    8,730,000       8,702,057
       5.30%, 7/29/96                                                   30,000,000      29,876,333
  Student Loan Marketing Association (b)
       5.39%, 8/9/96 - 9/23/96                                          30,000,000      29,998,746
       5.49%, 8/4/97                                                    13,000,000      12,997,337
       5.41%, 11/24/97                                                  15,000,000      15,000,000
       5.45%, 1/13/99                                                    5,000,000       5,000,000


SNAP Fund
Portfolio of Investments
June 30, 1996


                                                 Percent of           Principal         Value
                                                 Net Assets            Amount          (Note 2)

U.S. Government Securities and Agencies (continued)
  U.S. Treasury Note, 7.50%, 1/31/97                                   $20,000,000     $20,266,334
---------------------------------------------------------------------------------------------------
Total U.S. Government Securities and Agencies                                          121,840,807
---------------------------------------------------------------------------------------------------

Repurchase Agreement                                   7.91%
  Goldman, Sachs & Company
  Dated 6/28/96, 5.55%, Due 7/1/96; collateralized by
  $78,234,891 Federal National Mortgage Association,
  7.50%, 3/1/26                                                         75,543,985      75,543,985
---------------------------------------------------------------------------------------------------

Total Investments (cost $952,027,199)                 99.71%                           952,027,199
---------------------------------------------------------------------------------------------------

Other Assets less Liabilities                          0.29%                             2,750,214
---------------------------------------------------------------------------------------------------

Net Assets                                           100.00%                          $954,777,413
---------------------------------------------------------------------------------------------------


Most bankers acceptances and commercial paper are traded at a discount. In such cases the rate shown represents the discount received at the time of purchase by the Fund.

(a) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines that have been established by the Board of Trustees.

(b) Floating Rate Securities- The rates shown are the effective rates at June 30, 1996.

See notes to financial statements.

SNAP Fund
Period Ended June 30, 1996*



SNAP Fund
Statement of Assets and Liabilities
June 30, 1996

Assets
Investments, at amortized cost (Note 2)
   Investment securities                                        $876,483,214
   Repurchase agreement                                           75,543,985
 ----------------------------------------------------------------------------
    Total investments                                            952,027,199
Interest receivable                                                2,715,545
Organizational expenses (Note 2)                                     403,523
----------------------------------------------------------------------------
    Total assets                                                 955,146,267
----------------------------------------------------------------------------

Liabilities
Accrued expenses                                                     368,854
----------------------------------------------------------------------------
  Total liabilities                                                  368,854
----------------------------------------------------------------------------
Net Assets                                                      $954,777,413
----------------------------------------------------------------------------
Shares outstanding                                               954,777,413
Net asset value per share                                       $       1.00
----------------------------------------------------------------------------
See notes to financial statements.

Statement of Operations

Investment Income
     Interest income                           $44,059,888
------------------------------------------------------------

Expenses
     Advisory fees (Note 3)                        667,271
     Custodian fees                                144,858
     Amortization of organizational expenses
      (Note 2)                                      70,395
     Legal fees                                     29,704
     Audit fees                                      9,370
     Other                                           9,484
------------------------------------------------------------
         Total expenses                            931,082
------------------------------------------------------------
Net investment income                           43,128,806
------------------------------------------------------------

Net increase in net assets resulting from
  operations                                   $43,128,806
------------------------------------------------------------



Statement of Changes in Net Assets

Increase in Net Assets
Operations
     Net investment income                     $43,128,806
------------------------------------------------------------
       Increase in net assets from operations   43,128,806
------------------------------------------------------------

Distributions to Shareholders from net
  investment income                            (43,128,806)
------------------------------------------------------------

Capital Share Transactions (at $1.00 per
  share)
     Net proceeds from sale of shares        1,356,378,229
     Reinvestment of dividends                  43,128,806
     Cost of shares redeemed                (1,073,065,307)
------------------------------------------------------------
          Change in net assets from capital
            share transactions                 326,441,728
------------------------------------------------------------
Net increase in net assets                     326,441,728

Net Assets
     Beginning of period (Note 1)              628,335,685
------------------------------------------------------------
     End of period                            $954,777,413
------------------------------------------------------------

*For the period from July 24, 1995 (commencement of operations as a registrant under the Investment Company Act of 1940) to June 30, 1996.

See notes to financial statements.

SNAP Fund
Financial Highlights


                                        Period
                                        Ended**
                                       06/30/96
Per Share Operating Performance

Net asset value, beginning of period      $1.00
Income from investment operations
Net investment income                      0.05 *
Net realized gain on investments             -
----------------------------------------------------
     Total from investment operations      0.05

Distributions from net investment income  (0.05)*
----------------------------------------------------

Net asset value, end of period            $1.00
----------------------------------------------------

Total Return                               5.29%
----------------------------------------------------

Ratios / Supplemental Data
----------------------------------------------------

Net assets, end of period (in thousands) $954,777

Ratio of expenses to average net assets    0.12%(a)

Ratio of net investment income to average
     net assets                            5.53%(a)
----------------------------------------------------

(a) Annualized.


 *Includes net realized capital gains which were under $0.01 per share.


**For the period from July 24, 1995 (commencement of operations as a registrant under the Investment Company Act of 1940) to June 30, 1996.

See notes to financial statements.

SNAP Fund
Notes to Financial Statements
June 30, 1996


Note 1: Organization
SNAP Fund (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund is a series of shares of beneficial interest of Mentor Institutional Trust, a Massachusetts business trust. Prior to July 24, 1995, the Fund was known as the Mentor Limited Duration Portfolio and had no shares outstanding. On July 24, 1995, net assets of the Virginia State Non-Arbitrage Program (SNAP) in the amount of $628,335,685 were exchanged for shares of the Fund.


Note 2: Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities
Investments are stated at amortized cost, which approximates market value. In the event that a deviation of 1/2 of 1% or more exists between the Fund's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market-based values, or if there is any other deviation that the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action should be initiated.

B. Repurchase Agreements
It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book entry system, or to have segregated within the custodian bank's possession all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.

The Fund will enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers which are deemed by the Fund's investment adviser to be credit-worthy, only pursuant to guidelines established by the Board of Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

C. Investment Transactions
Investment transactions are accounted for on trade date and the cost of investments sold is determined by use of the specific identification method.

SNAP Fund
Notes to Financial Statements (continued)

D. Interest Income and Expenses
Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on investments. Expenses arising in connection with the operation of the Fund are recorded on the accrual basis and paid from the income of the Fund.

E. Organizational Expenses
Organizational expenses are related to costs incurred in connection with the registration of the Fund as a management investment company. Such expenses are being amortized on a straight-line basis over 60 months.

F. Distributions to Shareholders
Dividends, equal to the net investment income plus or minus any net realized gains or losses, are declared daily and paid monthly.

G. Federal Income Taxes
No provision for federal income taxes has been made as it is the Fund's policy to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within the allowable time limit substantially all taxable income and realized capital gains.

Note 3: Investment Management Fees

The Fund has entered into an Investment Management and Advisory Agreement with Commonwealth Investment Counsel, Inc. ("Commonwealth") to provide investment advisory services to the Fund. The Fund pays advisory fees to Commonwealth monthly at the following annual rates expressed as percentage of the average daily net assets of the Fund:

       Average Daily Net Assets                            Rate
   ---------------------------------                 ------------------
   First           $500 million                             0.09%
   Next            $250 million                             0.08%
   Next            $250 million                             0.07%
   Next            $250 million                             0.06%
   Over            $1.25 billion                            0.05%

Note 4: Investments
In accordance with Statement No. 3 of the Governmental Accounting Standards Board, credit risk is the risk that an Investor may not be able to obtain possession of its investment instrument or collateral at maturity. Risk category 1 includes investments that are insured or registered or for which the securities are held by the Investor or its agent in the Investor's name. Risk category 2 includes uninsured or unregistered investments for which the securities are held by the broker's or dealer's trust department or agent in the Investor's name. Risk category 3 includes uninsured or unregistered investments for which the securities are held by the broker or dealer, or by its trust department or agent but not in the Investor's name. All investments held at June 30, 1996 are in risk category 1.

Note 5: Capital Share Information
Net assets consist entirely of paid-in-capital applicable to 954,777,413 no par value shares of beneficial interest outstanding. An unlimited number of shares have been authorized for issuance.

Independent Auditors' Report
The Board of Trustees
Mentor Institutional Trust


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of SNAP Fund, a portfolio of Mentor Institutional Trust, as of June 30, 1996, and the related statement of operations, statement of changes in net assets and financial highlights for the period from July 24, 1995 (commencement of operations as a registrant under the Investment Company Act of 1940) to June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.


We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SNAP Fund, a portfolio of Mentor Institutional Trust, as of June 30, 1996, and the results of its operations, changes in its net assets and financial highlights for the period from July 24, 1995 to June 30, 1996, in conformity with generally accepted accounting principles.




Boston, Massachusetts
August 2, 1996



PART C.  OTHER INFORMATION


Item 24. Financial Statements and Exhibits

(a)               Financial Statement and Supporting Schedules

         (1)      SNAP Fund

                  Statement of Assets and Liabilities -- June 30, 1996.* Statement of Operations -- period ended June 30, 1996.* Statement of Changes in Net Assets -- period ended June 30, 1996.*
                  Financial Highlights.**
                  Notes to Financial Statements.*
                  Portfolio of Investments -- June 30, 1996.*
                  Independent Auditors' Report*

--------------
* Included in Part B.
** Included in Parts A and B.


(b)      Exhibits

         (1)
         (A)    -   Agreement and Declaration of Trust.(1)
         (B)    -   Amendment to Agreement and Declaration of Trust.(4)

     (2)            -      Bylaws.(1)
     (3)            -      Inapplicable.
     (4)

         (A)    -   Form of certificate representing shares of beneficial
                    interest for each of the Portfolios.(1)
         (B)    -   Portions of Agreement and Declaration of Trust Relating to
                    Shareholders' Rights.(1)
         (C)    -   Portions of Bylaws Relating to Shareholders' Rights.(1)

     (5)

         (A)    -   Form of Management Contract (Mentor Intermediate Duration
                    and Mentor Fixed-Income Portfolios).(1)
         (B)    -   Form of Management Contract (SNAP Fund).(5)
         (C)    -   Form of Management Contract (Mentor International
                    Portfolio)(8)

     (6) (A)    -   Form of Distribution Agreement.(2)
     (6) (B)    -   Form of Assignment of Distribution Agreement.(5)
     (7)        -   Inapplicable.
     (8)

         (A)    -   Form of Custody Agreement.(1)
         (B)    -   Form of Custody Agreement (SNAP Fund).(5)
         (C)    -   Form of Transfer Agency and Services Agreement.(3)
         (D)    -   Form of Transfer Agency and Services Agreement (SNAP
                    Fund).(5)

     (9) (A)    -   Form of Administration Agreement.(1)
         (B)    -   Form of Shareholder Services Plan.(9)
     (10)       -   Opinion of counsel, including consent.(3)
     (11)       -   Consent of Independent Accountants.(10)
     (12)       -   Inapplicable.
     (13)       -   Inapplicable.
     (14)       -   Inapplicable.
     (15)       -   Form of Plan of Distribution Pursuant to Rule 12b-1.(9)
     (16)       -   Schedule of Computation of Performance Information (10)
     (17)       -   Financial Data Schedule -- Mentor Cash Management
                    Portfolio(8)
                    Financial Data Schedule -- Mentor Intermediate Duration
                    Portfolio (8)
                    Financial Data Schedule -- Mentor Fixed Income Portfolio (8)
                    Financial Data Schedule -- SNAP Fund (10)
     (18)       -   Form of Rule 18f-3 Plan(9)


   (1) Incorporated herein by reference to the Registrant's initial Registration Statement on Form N-1A under the investment Company Act of 1940 filed on April 15, 1994.

   (2) Incorporated herein by reference to Registrant's initial Registration Statement on Form N-1A under the Securities Act of 1933 on Form N-1A filed on June 28,1994.

   (3) Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrants' Registration Statement on Form N-1A filed on November 18, 1994.

   (4) Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrants' Registration Statement on Form N-1A filed on July 3, 1995.

   (5) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrants' Registration Statement on Form N-1A filed on July 24, 1995.

   (6) Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrants' Registration Statement on Form N-1A filed on September 5, 1995.

   (7) Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrants' Registration Statement on Form N-1A filed on March 11, 1994.

   (8) Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrants' Registration Statement on Form N-1A filed on May 21, 1996.

   (9) Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A filed on July 3, 1996.

   (10)  Filed herewith.

Item 25. Persons Controlled by or Under Common Control with Registrant

            None.

Item 26. Number of Record Holders of Securities


            As of September 30, 1996, there was one holder of record of shares of beneficial interest of the SNAP Fund.


Item 27.  Indemnification

         The information required by this item is incorporated herein by reference from the Registrant's initial Registration Statement on Form N-1A under the Investment Company Act of 1940 (File No. 811-8484).

Item 28. Business and Other Connections of Investment Adviser


         (a) Mentor Investment Advisors, LLC serves as the investment adviser to nineteen separate investment portfolios in the Mentor Family of Funds.


         The following is additional information with respect to the directors and officers of Mentor Investment Advisors, LLC:


                                                         Other Substantial
                                                       Business, Profession,
                                                      Vocation or Employment
                               Position with               during the past
         Name                Investment Adviser           two fiscal years
John G. Davenport            Director                    None


R. Preston Nuttall           Director                    Formerly, Senior Vice
                                                         President, Capitoline
                                                         Investment Services,
                                                         919 East Main Street,
                                                         Richmond, VA 23219

Paul F. Costello             Director                    Managing Director, Wheat First
                                                         Butcher Singer, Inc. and
                                                         Mentor Investment Group, LLC;
                                                         President, The Mentor Funds,
                                                         Mentor Income Fund, Inc., and
                                                         Cash Resource Trust; Executive
                                                         Vice President and Chief
                                                         Administrative Officer,
                                                         America's Utility Fund, Inc.;
                                                         Director, Mentor Perpetual
                                                         Advisors, LLC and Mentor Trust
                                                         Company

Theodore W. Price            Director                    Formerly, President, Charter
                                                         Asset Management, Inc.

P. Michael Jones             Director                    Formerly, Managing Director,
                                                         Commonwealth Investment Counsel, Inc.


                                                      -3-





Thomas L. Souders            Treasurer                   Managing Director and
                                                         Chief Financial
                                                         Officer, Wheat, First
                                                         Securities, Inc.;
                                                         formerly, Manager of
                                                         Internal Audit,
                                                         Heilig-Myers; formerly,
                                                         Manager, Peat Marwick &
                                                         Mitchell & Company

Robert P. Wilson             Assistant Treasurer         Assistant Treasurer,
                                                         Mentor Distributors,
                                                         Inc. and Commonwealth
                                                         Advisors

John M. Ivan                 Secretary                   Managing Director,
                                                         Senior Vice President
                                                         and Assistant General
                                                         Counsel, Wheat, First
                                                         Securities, Inc.;
                                                         Managing Director and
                                                         Assistant Secretary,
                                                         Wheat First Butcher
                                                         Singer, Inc.; Clerk,
                                                         Cash Resource Trust;
                                                         Secretary, The Mentor
                                                         Funds


Howard T. Macrae, Jr.        Assistant Secretary         Assistant Secretary,
                                                         Mentor Investment
                                                         Advisors, LLC and
                                                         Mentor Distributors,
                                                         LLC




Item 29. Principal Underwriters

                                                      -4-






         (a) Mentor Distributors, LLC currently is acting as principal underwriter for The Mentor Funds and Cash Resource Trust.


         (b) The following is information concerning officers and directors of Mentor Distributors, LLC



Name and Principal       Position and Offices        Positions and Offices
Business Address         with Underwriters           with Registrant

Peter J. Quinn, Jr.         President and                     --
901 East Byrd Street        Director, Mentor
Richmond, VA  23219         Distributors, LLC

Paul F. Costello            Senior Vice President,        President
901 East Byrd Street        Mentor Distributors,
Richmond, VA  23219         LLC

Thomas Lee Souders          Treasurer, Mentor                 --
901 East Byrd Street        Distributors, LLC
Richmond, VA  23219

John Mark Harris            Secretary, Mentor                  --
901 East Byrd Street        Distributors, LLC
Richmond, VA  23219

John Michael Ivan           Assistant Secretary,          Secretary
901 East Byrd Street        Mentor Distributors,
Richmond, VA  23219         LLC


         (c) Registrant has no principal underwriter who is not an affiliate of the Registrant.


Item 30.          Location of Accounts and Records

                  Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment
Company Act of 1940 and the Rules promulgated thereunder are Registrant's
Secretary, John M. Ivan, Registrant's custodians, Investors Fiduciary Trust
Company ("IFTC") (all Portfolios other than SNAP Fund), and Central Fidelity
National Bank (SNAP Fund only), and Registrant's transfer agents, State Street
Bank and Trust Company (through Boston Financial Data Services, Inc. ("BFDS"))
(all Portfolios other than SNAP Fund), and Central Fidelity National Bank (SNAP
Fund only). The address of the Secretary is 901 East Byrd Street, Richmond,
Virginia, 23219. The address of BFDS is 2 Heritage Drive, North Quincy,
Massachusetts 02171. The

                                                      -5-






address of IFTC is 127 West 10th Street, Kansas City, Missouri, 64105. The address of Central Fidelity National Bank is 1021 East Cary Street, P.O. Box
27602, Richmond, Virginia 23261.


Item 31.          Management Services

                  None.

Item 32.          Undertakings

(a) The Registrant undertakes to furnish to each person to whom a prospectus of the Registrant is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

(b)      Inapplicable.

(c)      Inapplicable.

(d) The undersigned Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting on the removal of a trustee or trustees when requested in writing to do so by the holders of at least
         10% of the Registrant's outstanding voting securities and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

                                                      -6-






                                     NOTICE

                  A copy of the Agreement and Declaration of Trust of Mentor
Institutional Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Registrant.

                                                      -7-






                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on behalf of the undersigned, thereunto duly authorized, in the City of Richmond, and the Commonwealth of Virginia on this 31st day of October, 1996.

                                       MENTOR INSTITUTIONAL TRUST

                                          By: /s/ Paul F. Costello
                                              Paul F. Costello
                                              Title:  President

              Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the dates indicated.

         Signature                Title                              Date

                                 Trustee
___________________________
Arnold H. Dreyfuss

                                 Trustee
___________________________
Thomas F. Keller

            *                    Trustee                       October  31, 1996
---------------------------
Daniel J. Ludeman


             *                   Trustee                       October  31, 1996
---------------------------
Louis W. Moelchert, Jr.



                                                      -8-






             *                   Trustee                       October 31, 1996
---------------------------
Stanley F. Pauley


             *                   Trustee                       October  31, 1996
---------------------------
Troy A. Peery, Jr.


/s/ Paul F. Costello             President                     October  31, 1996
---------------------------      (Principal Executive Officer)
Paul F. Costello



/s/ Terry L. Perkins             Treasurer                     October 31, 1996
---------------------------      (Principal Financial and
Terry L. Perkins                  Accounting Officer)


*By /s/ Paul F. Costello                                       October 31, 1996
   ------------------------
    Paul F. Costello
    Attorney-in-Fact


                                                -9-





                                 Exhibit Index

11.           Consent of Independent Accountants
16.           Schedule of Computation of Performance
17.           Financial Data Schedule

                                                      -10-






